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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): January 5, 2001
                                                          ---------------




                           Worldwide Xceed Group, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                     0-13049                   13-3006788
    ------------------             -----------                ---------------
(State or Other Jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.



         233 Broadway, New York, New York                        10279
         --------------------------------                        -----
      (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (212) 553-2000
                                                           --------------


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ITEM 5. OTHER EVENTS.

On January 4, 2001, the Registrant issued the press release attached as Exhibit
99.1 stating an increase in the number of outstanding shares of the Registrant's Common Stock from 26,762,518 to 42,674,300 shares and a decrease in the number of outstanding shares of the Registrant's Series A Cumulative Convertible Preferred Stock from 28,353 to 24,319 shares.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA
        FINANCIAL INFORMATION AND EXHIBITS.

        (c)    Exhibits

               99.1         Press Release of Registrant dated January 4, 2001.





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Worldwide Xceed Group, Inc.


Dated:  January 5, 2001              By: /s/ Richard R. Dennerline
                                        --------------------------
                                         Richard R. Dennerline
                                         Chief Legal Officer and Secretary




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                                  EXHIBIT INDEX

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EXHIBIT NO.         EXHIBIT
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
99.1                Press Release of Registrant dated January 4, 2001
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